                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                          Filed by the Registrant [xx]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:
        [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
               Commission Only (as permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                 [ ] Soliciting Material Pursuant to Rule 14a-12

                      INTREPID TECHNOLOGY & RESOURCES, INC.

                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [xx] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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                                      1

                      INTREPID TECHNOLOGY & RESOURCES INC.
                             501 BROADWAY, SUITE 200
                                  208-529-5337
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME                                     10:00 a.m. Mountain Standard Time on
                                         Friday, December 6, 2002

PLACE                                    West Coast Convention Center
                                         475 River Parkway
                                         Idaho Falls, Idaho 83402

ITEMS OF BUSINESS / PROPOSALS                   (1)   To elect five directors of
                                                      the Board of Directors to
                                                      serve a one (1) year term.

                                                (2)   To approve the 2003 Stock
                                                      Option Plan

                                                (3)   To ratify the selection of
                                                      Balukoff Lindstrom & Co.,
                                                      P.A. as the Company's
                                                      independent auditors for
                                                      the Company's fiscal year
                                                      ending June 30, 2003.

                                                (4)   To transact other business
                                                      as may properly come
                                                      before the meeting or any
                                                      adjournments or
                                                      postponements thereof.

RECORD DATE                              You are entitled to vote
                                         if you were a stockholder at
                                         the close of business on
                                         October 11, 2002. A list of
                                         shareholders will be available
                                         for inspection for a period of
                                         10 days prior to the meeting
                                         at the Company's principal
                                         office identified above and
                                         will also be available for
                                         inspection at the meeting.

VOTING BY PROXY Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         DR. DENNIS D. KEISER
Idaho Falls, Idaho                       Chairman of the Board,
October 25, 2002                         Chief Executive Officer and President

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (POSTAGE IS PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE YOUR PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

--------------------------------------------------------------------------------
                      INTREPID TECHNOLOGY & RESOURCES INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 2002
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

This Proxy Statement relates to the Annual Meeting of Stockholders of Intrepid Technology & Resources, Inc., and Subsidiaries, (the "Company"), an Idaho corporation, to be held on December 6, 2002, at 10:00 a.m., at the West Coast/West Bank Convention Center, 475 River Parkway, Idaho Falls, Idaho 83402, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about November 18, 2002. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.005 PER SHARE ("COMMON STOCK"), FOR USE AT THE MEETING.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote their shares in person may also revoke their proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2002 is being furnished with this Proxy Statement to stockholders of record on October 11, 2002. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company fixed October 11, 2002 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 91,473,184 shares of common stock issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders, except that in electing directors, each stockholder is entitled to cumulate his or her votes and give any one candidate an aggregate number of votes equal to the number of directors to be elected (five) multiplied by the number of his or her shares, or to distribute such aggregate number of votes among as many candidates as he or she chooses. For a stockholder to exercise cumulative voting rights, the stockholder must give notice of his or her intention to cumulatively vote prior to the Meeting, or at the Meeting in person, prior to voting. If any stockholder has given such notice, all stockholders may cumulatively vote. The holders of proxies will have authority to cumulatively vote and allocate such votes in their discretion to one or more of the director nominees. The holders of the proxies solicited hereby do not, at this time, intend to cumulatively vote the shares they represent, unless a stockholder indicates his intent to do so, in which instance the proxy holders intend to cumulatively vote all the shares they hold by proxy in favor of some or all of the director nominees identified herein.

The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

DIRECTORS.

At the Meeting, five directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of his or her respective successor. It is the intention of the persons named in the proxy to vote the proxies that are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The five nominees receiving the greatest number of votes cast will be elected directors, if each nominee receives at least a majority of the votes cast.

In September 2002, Lynn Smith was appointed to replace a resigning director, C. Bentley Roth. In August 2002, Donald L. Delaney and Robert L. Delaney resigned from the Board of Directors. In July 2002, the Board of Directors appointed two new outside directors, Mr. Michael LaFleur and Mr. William Myers. The Board of Directors has nominated Dr. Dennis D. Keiser and Dr. Jacob D. Dustin to stand for election.

Director nominees standing for election to serve until the Annual Meeting in 2003 are:

NAME                             AGE          POSITION WITH COMPANY               RESIDENCE            DIRECTOR SINCE
----                             ---          ---------------------               ---------            --------------
Dennis D. Keiser                  63            President and CEO               Idaho Falls, ID            2001
Jacob D. Dustin                   54      Vice President, Secretary and
                                                    Treasurer                   Idaho Falls, ID            2001
Michael F. LaFleur                62                 Director                   Baton Rouge, LA
William R.Myers                   60                 Director                   Las Cruses, NM
D. Lynn Smith                     52                 Director                   Idaho Falls, ID

JACOB D. DUSTIN

Jacob D. Dustin, Ph.D., P.E., has thirty years of documented success in increasingly responsible operational, academic and engineering leadership positions. He has extensive experience in managing large, diverse groups of engineers, scientists and technicians; controlling annual budgets in excess of $100,000,000.00; and establishing professional working relationships with both domestic and foreign government agencies, design/construction groups and architectural/engineering firms. He retired from the United States Air Force with the rank of Colonel and has a doctorate in Environmental Engineering.

DENNIS D. KEISER

Dr. Keiser has over 35 years experience managing Engineering and Science operations mostly with a Fortune 300 company that managed a major Laboratory for the U S Department of Energy in Idaho. Dr. Keiser's last position at this Laboratory was as the Manager of the Science and Technology Department, which contained over 700 Engineers and Scientists mostly working on Energy and Environmental R&D issues. A major component of this R&D was related to Alternative and Renewable Energy, which is a major focus for future development of Intrepid Technology and Resources. In addition to his role as the R&D manger, he was involved with the parent Corporation in mergers and acquisitions of Technology companies, many of which have contributed significantly to the Corporation bottom line. Dr. Keiser has a PhD in Mining Engineering and Metallurgy from the University of Idaho and has sat on numerous boards and committees at national and state levels. Dr. Keiser has been actively involved in national and State of Idaho political activities.

MICHAEL F. LAFLEUR

Mr. LaFleur, during his 40 year professional career, has served in a number of executive capacities, including partner in the CPA firm BDO Seidman from 1969 to 1975; Vice President, Chief Financial Officer and Director of Cominco American Inc. from 1975 to 1988; President, Chief Operating Officer and Director of Solv-Ex Corporation from 1983 to 1988; Chairman, Chief Executive Officer and Director of Gold Express Corporation from 1990 to 1993, and since 1988 Managing Director of Paloma Resources Group, consultants to the natural resources industry.

WILLIAM R. MYERS

Mr. Myers, during his 35 year professional career, has served in numerous management and executive positions up to and including corporate president and currently serves as President of Myers Associates International, Inc. which provides technical and management consulting focused on strategic planning, business development and construction management for domestic and international firms or divisions in startup and transition experiencing rapid growth.

D. LYNN SMITH

Mr. D. Lynn Smith, a Principal with the Accounting Firm of Galusha, Higgins & Galusha, P.C., is a Certified Public Accountant and Certified Valuation Analyst with 30 years of experience in the accounting field, of which 19 years has been in the role of manager for Galusha, Higgins & Galusha, Idaho Falls, Idaho office. Mr. Smith also serves on the Board of Directors for Galusha, Higgins & Galusha.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

During the year ended June 30, 2002, the Board of Directors held four meetings, and two telephone conference meetings, which resulted in resolution by written consent. All of the directors attended at least 75% of the meetings of the Board. The members of the Board of Directors serve as the Executive Committee, Nominating Committee. The Compensation Committee and Audit Committee, members are Mssrs. D. Lynn Smith, William R. Myers, and Michael F. LaFleur.

The Committees of the Board of Directors during 2002 were the Executive, Compensation, Nominating, and Audit Committees.

The Nominating Committee met twice during 2002, recommending five directors to stand for election at the annual shareholders meeting in 2002. In July 2002, C. Bentley Roth resigned from the Board of Directors. In August 2002, Mr. Donald L. Delaney and Mr. Robert L. Delaney also resigned from the Board of Directors to pursue other business opportunities. In September 2002, the Board of Directors elected D. Lynn Smith as a new director. After the three resignations in 2002, the Board of Directors unanimously accepted all five of the current nominees to stand for election.

The Executive Committee conducted no specific business during fiscal year 2002.

The members of the Audit Committee are currently Messrs. Smith, LaFleur, Myers, and Mr. D. Lynn Smith was appointed as chairman of the Audit Committee in September 2002. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors' recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met two times in 2002.

The Compensation Committee met once in 2002, and proposed that the 2003 Stock Option Plan be voted upon at the next annual shareholders meeting. The 2003 Stock Option Plan is Proposal No. 2.

DIRECTORS' COMPENSATION.

During fiscal year 2002, from July 1, 2001, until June 30, 2002, no fees were accrued or paid to those individuals on the Intrepid Technology & Resources, Inc., Board of Directors.

                                 PROPOSAL NO. 2
                     ADOPTION OF THE 2003 STOCK OPTION PLAN

You are being asked to approve the adoption of our 2003 Stock Option Plan (the "2003 Plan"). Under the 2003 Plan, options to acquire up to 25,000,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants. The Board of Directors believes that stock options are an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Employees at all levels and by directors, officers and consultants commit us to broad-based participation in the stock option program. We believe that the stock option program is important in order to maintain our culture, employee motivation and continued success.

The 2003 Plan will become effective immediately upon shareholder approval. A copy of the 2003 Plan is attached as Exhibit A.

DESCRIPTION OF THE 2003 STOCK OPTION PLAN

STRUCTURE. The 2003 Plan is a discretionary option grant program under which eligible individuals in the Company's employ or service as directors, officers or consultants may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock in the Company. The principal features of the program are described below:

ADMINISTRATION. The Compensation Committee of the Board of Directors will serve as the Plan Administrator with respect to the 2003 Plan. The term "Plan Administrator" as used in this summary means the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 2003 Plan. The Plan Administrator has the authority to interpret the 2003 Plan and the rights underlying any grants made subject to the 2003 Plan. Any decision or action of the Plan Administrator in connection with the 2003 Plan is final and binding.

ELIGIBILITY. Employees, directors, officers and consultants in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2003 Plan. Eligible persons include in the case of an incentive stock option, employees of the Company or a subsidiary and in the case of a non-qualified stock option, employees, directors, officers and consultants of the Company or a subsidiary. The Plan Administrator shall make determinations as to eligibility.

SHARE RESERVE. The 2003 Plan will be funded with 25,000,000 shares of common stock reserved for issuance under the 2003 Plan. The shares to be issued under the 2003 Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 2003 Plan, which expire or terminate prior to exercise will be available for subsequent issuance.

VALUATION. For purposes of establishing the option price for an incentive stock option and for all other valuation purposes under the 2003 Plan, the fair market value per share of common stock on any relevant date under the 2003 Plan is closing price of the shares of common stock on the Over the Counter Bulletin Board or the Composite Tape, as published in the Western Edition of the Wall Street Journal.

TERMS AND CONDITIONS OF OPTION GRANTS. One or more options may be granted to each eligible person. The options granted under the 2003 Plan will be evidenced by an option agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2003 Plan shall terminate later than ten years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. The maximum value of shares subject to options, which can be granted as incentive stock options under the 2003 Plan during any calendar year to an individual, is $100,000. Shareholder approval of this Proposal will also constitute approval of that limit for purposes of Internal Revenue Code Section 162(m).

EXERCISE OF THE OPTION. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent shareholder will not be less than 110% of the fair market value of the shares on the date of grant. The Plan Administrator, may, at its discretion, issue options to purchase common stock at an exercise price less than fair market value.

PAYMENT. The payment for shares purchased pursuant to the 2003 Plan may be made by cash or check. The Plan Administrator may allow other forms of payment by (i) surrender of shares of the Company owned by the optionee more than six months, or that were obtained by the optionee on the open market, (ii) cancellation of indebtedness of the Company to the Participant, (iii) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company, (iv) a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company or (vi) "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price.

RELOAD OPTION. The Plan Administrator of the 2003 Plan may, in its discretion, grant optionee a reload option. An optionee with a reload option, who pays for his or her stock in whole or in part with stock owned by the optionee may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

TRANSFERABILITY OF OPTIONS. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the optionee, only the optionee, his or her guardian or legal representative may exercise an option. However, the Plan Administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the 2003 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

TERMINATION OF EMPLOYMENT. If optionee's employment is terminated, vested incentive stock options may be exercised at any time within two months after the date of such termination, but in no event after the termination of the option as specified in the option agreement. If an employee continues service to the Company after termination of employment; the employee need not exercise the option within two months of termination of employment; but may exercise within two months of termination of his or her continuing service as a consultant, advisor or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after two months of termination of employment, the options will not be treated as incentive stock options.

RETIREMENT, DEATH OR PERMANENT DISABILITY. If an optionee under the 2003 Plan ceases to be an employee of the Company due to retirement, the optionee may exercise the option within the maximum term of the option, as it existed on the date of retirement. If the optionee does not exercise within two months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If a optionee becomes permanently and totally disabled or dies while employed by the Company or its subsidiary, vested options may be exercised by the optionee, the optionee's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within one (1) year after the termination of employment resulting from the disability or death, but in no event after the expiration of the option as set forth in the option agreement.

CURRENT OR FORMER DIRECTORS. Current or former directors may exercise vested options at any time during the maximum term of the option.

SUSPENSION OR TERMINATION OF OPTIONS. If the Plan Administrator reasonably believes that optionee has committed an act of misconduct, the Plan Administrator may suspend the optionee's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option whatsoever. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board of Directors.

GENERAL PROVISIONS

DISSOLUTION, LIQUIDATION, OR MERGER AND CHANGE OF CONTROL. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding option upon payment to the Participant of adequate consideration as specified in the 2003 Plan. The Plan Administrator may also accelerate the time within which each outstanding option may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding options.

In the event a change of control of the Company, as defined in the 2003 Plan, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

CHANGES IN CAPITALIZATION. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration; appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2003 Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

SHAREHOLDER RIGHTS. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares.

SPECIAL TAX ELECTION. The Plan Administrator may, in its discretion, provide one or more holders of outstanding options under the 2003 Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

AMENDMENT AND TERMINATION. The Board may amend, suspend or terminate the 2003 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding options without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2003 Plan or by law.

Unless sooner terminated by the Board, the 2003 Plan will in all events terminate on June 30, 2012. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

PREDECESSOR OPTION AGREEMENTS. All outstanding options under any predecessor option agreement continues to be governed solely by the terms of the documents evidencing such options and no provisions of the 2003 Plan affect or otherwise modify the rights or obligations of the holders of those options.

SECURITIES LAWS. No option shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.

OTHER PROVISIONS. The option agreements may contain such other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the Board or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE 2003 PLAN

Options granted under the 2003 Plan might be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-statutory options, which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

INCENTIVE OPTIONS. The optionee recognizes no taxable income at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one
(1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

NON-STATUTORY OPTIONS. An optionee upon the grant of a non-statutory option recognizes no taxable income. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to forfeiture in the event of the optionee's termination of service, the optionee will not recognize any taxable income at the time of exercise, but will have to report as ordinary income as and when the Company's forfeiture lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the forfeiture to the Company lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the forfeiture lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

Option grants to employees and directors with an exercise price per share equal to 100% of the fair market value of the shares at the time of grant will not result in any direct charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, in the form of proforma statements to those financial statements; which demonstrates the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, clarifying APB Opinion 25 ("FIN 44"),"Accounting for Stock Issued to Employees." FIN 44 provides and interpretation of APB Opinion 25 on accounting for employee stock compensation and describes its application to certain transactions. It applies on a prospective basis to events occurring after July 1, 2000, except for certain transaction involving options granted to non-employees, repriced fixed options and modifications to add reload option features, which apply to options granted after December 31, 1998. FIN 44 clarifies the following:

o the definition of an employee for purposes of applying APB Opinion No. 25;

o the criteria for determining whether a plan qualifies as a non-compensatory plan;

o the accounting consequences of various modifications to the terms of the previously fixed stock options; and the accounting for an exchange of stock options in a business combinations.

The following is an example of the application of FIN 44. Option grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares (if vesting applies).

SHAREHOLDER APPROVAL

The affirmative vote of a majority of the shares voting is required to approve the 2003 Plan. However the number of shares voting affirmatively must be greater than twenty-five percent (25%) of the outstanding shares, to approve the 2003 Plan.

                           RECOMMENDATION OF THE BOARD

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                                OF THE 2003 PLAN

                       UNDER PROPOSAL 2 ON THE PROXY CARD.

                                 PROPOSAL NO. 3
                              SELECTION OF AUDITORS

The Board of Directors has selected Balukoff, Lindstrom & Co., P.A. ("Balukoff, Lindstrom"), as independent auditors for the Company's 2003 fiscal year. Balukoff, Lindstrom has examined the financial statements of the Company for the fiscal year ending June 30, 2002. On May 17, 2002, Intrepid Technology & Resources, Inc., (Registrant) dismissed Scott Beggs & Company Certified Public Accountant as Registrant's principal accountant and engaged the services of Balukoff Lindstrom & Co., P.A. Representatives of Balukoff, Lindstrom may be present at the Annual Meeting and may be available to make a statement or respond to questions.

Stockholder ratification of the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent accountants is not required by the Company's Articles, Bylaws or otherwise. However, the Board is submitting the selection of Balukoff, Lindstrom to the stockholders for ratification as a matter of good corporate practice and recommends that the stockholders vote for approval. If the stockholders fail to ratify the selection the Board and the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is requested to ratify the selection of Balukoff, Lindstrom & Co., P.A. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 2 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been ratified.

AUDITOR FEES

The aggregate fees billed by Balukoff, Lindstrom & Co., P.A., for professional services rendered for the audit of the Company's 2002 annual financial statements and the reviews of the financial statements included in the Company's fourth quarter report on Form 10-QSB, for the fiscal year ended June 30, 2002, were $8,050.

ALL OTHER FEES

The aggregate fees billed for services rendered by Balukoff, Lindstrom & Co., P.A., other than the fees disclosed above, during the fiscal year ended June 30, 2002, were $4,644.

                               EXECUTIVE OFFICERS

  NAME AND PRINCIPAL POSITION            AGE             CITY/STATE             DIRECTOR/OFFICER
  ---------------------------            ---             ----------             ----------------
Dr. Dennis D.                             63         Idaho Falls, Idaho               2001
Keiser
    Chairman, Chief Executive
    Officer and President

Dr. Jacob D.                              54         Idaho Falls, Idaho               2001
Dustin
    Vice President Secretary and
    Treasurer

DENNIS D. KEISER

Dennis D. Keiser, Ph.D., most recently served as Chief Executive Officer of Western Technology And Management, Inc. when the company was merged with Intrepid Engineering Services, Inc. in March 2002. Dr. Keiser has thirty years experience managing and directing scientific and engineering research programs, organizations and associated facilities and has a doctorate in Mining Engineering. Dr. Keiser was ask by the board to assume the responsibilities of President and Chief Executive Officer at the time of the merger.

JACOB D. DUSTIN

Jacob D. Dustin, Ph.D., P.E., has extensive experience in managing large, diverse groups of engineers, scientists and technicians and was asked by the board to assume the responsibilities of Vice President at the time of the merger. In July 2002, the board of directors approved a reorganization of the executive offices of the Company to accommodate a streamlining of responsibilities among the Company's executives and to enhance the Company's overall efficiency by focusing its human resources growth and overhead allocation on the production side of the business. Dr. Keiser then appointed Dr. Dustin, Vice President, to serve as his deputy as part of this reorganization and then as Secretary and Treasurer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by
Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company for the year ended June 30, 2002 and written statements confirming that no other reports were required, to the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were made timely throughout the year except for the late filing by Dr. Dennis D. Keiser, Dr. Jacob D. Dustin, Mr. Robert Delaney, and Mr. Donald Delaney of their annual reports on Form 5. These reports on Form 5 were subsequently filed by Dr. Dennis D. Keiser on October 1, 2002, by Dr. Jacob D. Dustin on September 19, 2002, by Mr. Robert Delaney, and Mr. Donald Delaney both on September 11, 2002.

                             EXECUTIVE COMPENSATION

The following table shows, for each of the two years ended, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated management employees at June 30, 2002 and the prior two years in all capacities.

                           SUMMARY COMPENSATION TABLE

                                                                               Deferred              All Other
Name and Principal Position                  Annual Compensation(1)           Compensation        Compensation(2)
---------------------------            ------------------------------------   ------------    -----------------------
                                                                                              Number of      Market
                                       Year          Salary           Bonus      Salary         shares        Value
                                       ----         ---------         -----     ---------     ---------     ---------
Dr. Dennis D                           2002         $  81,200           -0-     $  93,135*    7,481,114     $  15,000
Keiser(3)
    Chairman, Chief Executive          2001               -0-           -0-           -0-           -0-           -0-
    Officer and President              2000               -0-           -0-           -0-           -0-           -0-

Dr. Jacob D                            2002         $  10,395           -0-     $  46,025     3,938,501     $  15,000
Dustin(4)
    Vice President,                    2001         $  28,600           -0-           -0-           -0-           -0-
Secretary,
    and Treasurer                      2000               -0-           -0-           -0-           -0-           -0-

C. Bentley Roth(5)                     2002         $  68,501           -0-     $  36,758     5,814,002     $  15,000
    Former Vice President,             2001         $  42,858           -0-           -0-           -0-           -0-
    COO and Secretary                  2000                             -0-           -0-           -0-           -0-

Eric Steingruber(6)                    2002         $   2,025           -0-     $   1,800       450,000     $  45,480
    Former Chief                       2001               -0-           -0-           -0-           -0-           -0-
    Financial Officer                  2000               -0-           -0-           -0-           -0-           -0-

----------

(1) Due to the Company's cash flow situation post-merger with Intrepid Engineering and Western Engineering the Company elected to pay a percentage in salary and defer the balance of the salary and wages as shown in the table above for deferred compensation without interest.

(2) Other Compensation was used in exchange for common shares of equal value and for the merger and engineering evaluation

(3) Dennis D. Keiser received Other Compensation as a result of the Iron Mask Mining Company merger with Intrepid and Western Engineering, for 7,293,614 common shares in exchange for shares of equal value from the merging company Iron Mask Mining Company on April 29, 2002, and 187,500 common shares for an engineering evaluation for a market value of $15,000. *Note: Dennis D. Keiser voluntarily accepted an annual salary in fiscal year 2003 of $150,000.

(4) Jacob D. Dustin received Other Compensation as a result of the Iron Mask Mining Company merger with Intrepid and Western Engineering, for 3,751,001 common shares in exchange for shares of equal value from the merging company Iron Mask Mining Company on April 16, 2002, and 187,500 common shares for an engineering evaluation for a market value of $15,000.

(5) C. Bentley Roth received Other Compensation as a result of the Iron Mask Mining Company merger with Intrepid and Western Engineering, for 5,626,502 common shares in exchange for shares of equal value from the merging company Iron Mask Mining Company on April 16, 2002, and 187,500 common shares for an engineering evaluation for a market value of $15,000.

(6) Eric Steingruber's Other Compensation was salary was paid in the form of the Company's S-8 common stock. He received 200,000 common shares for $30,480, and 250,000 common shares for $15,000.

The Company has no stock option or warrants plans available at this time. The officers did elect to take deferred compensation and some were paid in common stock under S-8 registration and filing during fiscal year 2002.

COMPENSATION COMMITTEE REPORT.

The Compensation Committee members are Mssrs. Lynn Smith, William Myers, and Michael LaFleur, and are responsible for developing and making decisions with respect to the Company's executive compensation policies. For the upcoming fiscal year 2003, the Committee also intends to review and approve the Company's compensation and benefit plans and administer the key employee and executive officer 2003 Stock Option Plan if approved at the next annual shareholders meeting.


The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.

2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.

3. Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions to the Company.

4. Short and long term executive compensation are critical factors in attracting and retaining well-qualified executives.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer, and (iv) it should be noted as indicated in the Summary Compensation Table above that the executive officers received a portion of their salary and the balance was deferred. The base salaries for 2002 were established by the Committee at levels believed to be at or somewhat below competitive amounts paid to executives of companies in the environmental industry with comparable qualifications, experience and responsibilities. During 2002, Dr. Dennis D. Keiser, the Chief Executive Officer of the Company, received a base salary of $208,000, which the Committee believes to be slightly above average for the base salary of chief executive officers with comparable qualifications, experience and responsibilities of other companies in the engineering and mining industry, and therefore Dr. Keiser has voluntarily accepted an annual salary of $150,000 for fiscal year 2003. The base salary of Dr. Jacob D. Dustin was $124,800 reflecting his July 2002 appointment as Vice President and Secretary upon Mr. C. Bentley Roth's resignation. Prior to Mr. C. Bentley Roth's resignation, his base salary was $166,400. The Committee believes this to be average for the base salary of executive officers with comparable qualifications, experience and responsibilities of other companies in the engineering and mining industry.

RETIREMENT PLAN, PENSION PLAN, AND 401(k) PLAN - The Company has not approved, and does not provide for any such retirement, pension, or 401(k) plan for any employees.

ANNUAL INCENTIVES -- The bonus program provided for no bonuses in 2002. The Compensation Committee has not yet approved a management bonus plan for 2003.

LONG-TERM INCENTIVES -- The stock option program if approved is the Company's long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are to be generally granted at no less than market values on the grant date, and will only have value if the Company's stock price increases above the grant price.

AUDIT COMMITTEE REPORT, CHARTER, INDEPENDENCE

The Audit Committee has included all of the members of the Board of Directors. In August 2002, the Board of Directors elected D. Lynn Smith as the Chairman of the Audit Committee for fiscal year 2003 with only two other independent members, Mr William Myers, and Mr. Michael LaFleur. For 2002, Mr. Smith reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Balukoff, Lindstrom & Co., P.A., the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has received written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company and its related entities, and has discussed with the auditors the auditor's independence from the Company. The Audit Committee has considered whether the provision of services by the auditors, other than audit services and review of Forms 10-QSB is compatible with maintaining the auditor's independence.

Based on the review and discussions of the Company's audited financial statements with management and discussion with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002.

The Audit Committee of the Company's Board of Directors respectfully submits this report:

D. Lynn Smith, Audit Committee Chairman
Michael F. LaFleur, Director
William R. Myers, Director

AUDIT COMMITTEE CHARTER

The Board of Directors has not yet adopted a written charter for the Audit Committee.

AUDIT COMMITTEE INDEPENDENCE

The Board of Directors has determined that Mr. D. Lynn Smith, Audit Committee Chairman, meets the requirements for independence according to Rule 4200(a)(15) of the NASD's Listing Standards. Furthermore, a majority of the Board Of Directors who are on the Audit Committee meet the independence rules set forth by Rule 4200, for 2002 and all members meet the independence rules for fiscal year 2003.

                             SECURITY OWNERSHIP OF

                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of September 27, 2002, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and (b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a) BENEFICIAL OWNERS


                  Name and Address                         Number of Shares              Percent of
                 of Beneficial Owner                      Beneficially Owned               Class
                 -------------------                      ------------------             ----------
Cordoba Corporation.................................          15,915,402                   17.70%
c/o Daivd Rodli Law Offices 2001 S. Russell
Missoula, MT  59801

Intrepid Technology & Resources, Inc(3).............           6,000,000                   6.66%
501 W. Broadway #200
Idaho Falls, Idaho 83402

Dr. Dennis D. Keiser................................           7,303,614                   8.10%
501 W. Broadway #200
Idaho Falls, Idaho 83402

C. Bentley Roth.....................................           5,626,502                   6.24%
805 West Idaho, Suite 200
Boise, Idaho  83702

(b) DIRECTORS AND EXECUTIVE OFFICERS

                                                         Amount And Nature Of Beneficial
              Name Of Beneficial Owner                             Ownership                      Percent Of Class
              ------------------------                   -------------------------------          ----------------
DIRECTORS
Dr. Dennis D. Keiser, (Director and Officer)                        7,303,614                           8.10%
Dr. Jacob D. Dustin, (Director and Officer)                         3,761,001                           4.17
Michael F. LaFleur, (Director)                                      1,544,470                           1.71
Donald L. Delaney, (Director)                                       3,498,648                           3.88
Robert L. Delaney, (Director)                                       3,010,963                           3.34
C. Bentley Roth, (Director)                                         5,626,502                           6.24
All directors and executive officers as a group                    24,745,198                          27.46%

----------

(3) On March 5, 1999, the Company acquired 100% of the Stock of Yellow Pine Resources, Inc. in exchange for 6,000,000 common shares of the Company's stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2001 the Company had no relationships or related transactions with its officers, directors or securities holders of more than five percent that would require disclosure under Securities and Exchange Commission Regulation S-K, Item 404.

                       STOCKHOLDER PROPOSALS AT THE NEXT

                         ANNUAL MEETING OF STOCKHOLDERS

The Company must receive stockholder proposals submitted for inclusion in the Company's 2003 proxy materials and consideration at the annual meeting of stockholders in 2003 no later than June 15, 2003. Stockholder proposals should be submitted to the Secretary of Intrepid Technology & Resources, Inc., 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

OTHER MATTERS

The management and Board of Directors of the Company know of no other matters that may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

A copy of the Company's Annual report on Form 10-KSB for the fiscal year ended June 30, 2002, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Investor Relations, 501 W. Broadway Suite 200, Idaho Falls, Idaho 83402.


                                   By Order of The Board of Directors



                                        /s/ Dr. Dennis D. Keiser
                                          Dr. Dennis D. Keiser
                                  President and Chief Executive Officer

October 22, 2002

                                   EXHIBIT A

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                             2003 STOCK OPTION PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company's future performance through the award of Options. Capitalized terms not defined in the text are defined in Section 22.

2. ADOPTION AND SHAREHOLDER APPROVAL. The shareholders of the Company shall approve this Plan, consistent with applicable laws, after the date this Plan is adopted by the Board. No Option shall be granted after termination of this Plan, but all Options granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan will be the date approved by the shareholders. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the shareholders.

4. SHARES SUBJECT TO THIS PLAN.

4.1. Number of Shares Available. Subject to Section 4.2, the total number Shares reserved and available for grant and issuance pursuant to this Plan will be Twenty-Five Million (25,000,000). Outstanding shares of the Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures or warrants to purchase Shares) but not outstanding Options to acquire Shares.

a. Subject to Sections 4.2, Shares will again be available for grant and issuance in connection with future Options under this Plan, if the shares are subject:

i. to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

ii. to an Option granted hereunder but are forfeited; or

iii. to an Option that otherwise terminates without Shares being issued. However, in the event that prior to the Option's forfeiture, termination, expiration or lapse, the holder of the Option at any time received one or more elements of "beneficial ownership" pursuant to such Option (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not again be made available for registrant under the Plan.

b. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan. The Shares to be issued hereunder upon exercise of an Option may be either authorized but unissued, or previously issued and subsequently reacquired. However, when the exercise price for an Option granted under this Plan is paid in an "immaculate" or "cashless" exercise with previously outstanding shares or with the shares underlying the Option which is being exercised, the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of Shares for which such Option is thus exercised without regard to the number of shares received or retained by the Company in connection with that exercise. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

i. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.

ii. While an Option is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

4.2 Adjustments. Should any change be made to the Stock of the Company by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Option shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure all Options are to purchase a whole number of Shares.

5. ADMINISTRATION OF THIS PLAN.

5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by and shall serve at the pleasure of the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or with respect to any matter as to which responsibility has been delegated to the Committee. The term Administrator shall mean the Committee.

5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Options; determine the number of Shares subject to Options; determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Option Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Option; and to make all other determinations necessary or advisable for the administration of this Plan.

Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan.

5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Option Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. The maximum value of Shares subject to Incentive Stock Options, which can be granted under the Plan during any calendar year to any individual is $100,000.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Option Agreement shall contain any such vesting schedule.

6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but no later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Shareholder")), and shall be subject to earlier termination as hereinafter provided.

6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 7 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.2.5. Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his or her guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

6.2.6. Exercise After Certain Events.

i. Termination of Employment - Employee/Officer

(1) Incentive Stock Options.

(a) Termination of All Services. If for any reason other than retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within two (2) months after the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Option Agreement and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder)).

(b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment, but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment, but shall be entitled to exercise within two (2) months of termination of services to Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement and (ii) ten years from the Grant Date). However, if Participant does not exercise within two (2) months of termination of employment under the conditions permitted under this Section 6.2.6(i)(1)(b), the Option will not qualify as an Incentive Stock Option.

(2) Non-Qualified Stock Options.

(a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within two (2) months of the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

(b) Continuation of Services as Consultant/Advisor. If a Participant granted a Non-qualified Stock Option Terminates employment, but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Option within two (2) months of Termination, but shall be entitled to exercise within two (2) months of termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

ii. Retirement. If a Participant granted an Option ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within two (2) months of termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term "Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary, excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

iii. Permanent Disability and Death of Employee/ Officer. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and
(ii) ten years from the Grant Date (five years for a Ten Percent Shareholder if the option is an Incentive Stock Option)).

iv. Termination of Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination held at the date of such termination (to the extent then exercisable and not forfeited in accordance with the provisions of this Plan or pursuant to an Option Agreement) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder if the option is an Incentive Stock Option)). However, if

Participant holds Incentive Stock Options and does not exercise within two (2) months of Termination of employment, the Options will not qualify as Incentive Stock Options.

6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have:

i. committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary;

ii. deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary;

iii. made any unauthorized disclosure of any trade secret or confidential information of Company or a Subsidiary;

iv. induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or

v. engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder.

The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

i. engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

ii. diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

iv. engaged in any other activity that is inimical, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

v. refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

Should any provision to this Section 6.2.7 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement and the rights and obligations of the parties shall be construed and enforced accordingly.

6.3. Limitations on Grant of Incentive Stock Options.

6.3.1. The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 17) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

6.3.2. There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code Section 422.

6.3.3. No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

7. PAYMENT FOR SHARE PURCHASES.

7.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash, check or where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

7.1.1. by cancellation of indebtedness of the Company to the Participant;

7.1.2. by surrender of shares of Stock of the Company that either: (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

7.1.3. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

7.1.4. by forfeiture of Option shares equal to the value of the exercise price pursuant to a so-called "immaculate cashless exercise," or

7.1.5. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

7.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8. WITHHOLDING TAXES.

8.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Options granted under this Plan or Shares are forfeited pursuant to an "immaculate cashless exercise," the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option, the disposition by a Participant or other person of Options or Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

8.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

9. NO PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 10. Subject to Sections 17 and 18, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

10. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase at the Exercise Price of the Shares acquired under an Option or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase the Shares acquired under an Option at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option.

11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13. EXCHANGE AND BUYOUT OF OPTIONS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Administrator may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to
(a) obtaining all approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of all registrations or other qualifications of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Option, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the

Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Option shall bear any legend required by or useful for purposes of compliance with applicable securities laws, this Plan or the Option Agreement.

15. RIGHTS OF EMPLOYEES.

15.1. No Obligation to Employ. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

15.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Options granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Option or Options under this Plan, the Administrator may, subject to this
Section 15, make any adjustments it deems appropriate.

16. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

17. DISSOLUTION, LIQUIDATION, MERGER.

17.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company's assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised, provided however, that the Change of Control Section 18.1 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

17.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

18. CHANGE OF CONTROL.

18.1. Definition. If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and
(ii) in an individual Award Agreement.

18.2. Limitation on Options. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Option Agreement, if the right to receive or benefit from an Option under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

19. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Shareholders even if such approval is not expressly required by this Plan or by law.

20. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferrals.

21. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

22.1 "Board" means the Board of Directors of the Company.

22.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

22.3 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

22.4 "Company" means Digital Power Corporation, a California corporation and its subsidiaries or any successor corporation.

22.5 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

22.6 "Effective Date" has the meaning set forth in Section 2.

22.7 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

22.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

22.9 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

22.10 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

22.11 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the Option of which contains such provisions as are necessary to comply with that section.

22.12 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Option is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

22.13 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

22.14 "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

22.15 "Officer" means an officer of the Company and an officer who is subject to
Section 16 of the Exchange Act.

22.16 "Option" means an option to purchase Shares pursuant to Section 6.

22.17 "Option Agreement" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

22.18 "Optionee" means the holder of an Option.

22.19 "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; and as may otherwise be defined in regulations promulgated under Section 162(m) of the Code

22.20 "Participant" means a person who receives an Option under this Plan.

22.21 "Plan" means this 2002 Stock Option Plan, as amended from time to time.

22.22 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

22.23 "SEC" means the Securities and Exchange Commission.

22.24 "Securities Act" means the Securities Act of 1933, as amended from time to time.

22.25 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

22.26 "Stock" means the Common Stock, no par value, of the Company, and any successor entity.

22.27 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

22.28 "Termination," "Terminated" or "Terminates" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

22.29 "Unvested Shares" means "Unvested Shares" as defined in the Option Agreement.

22.30 "Vested Shares" means "Vested Shares" as defined in the Option Agreement.

22.31 "Vesting Date" means the date on which an Option becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

                                   PLEASE MARK
                                YOUR VOTES AS [X]
                                  INDICATED IN
                                  THIS EXAMPLE

1. Election of directors (to withhold authority to vote for any individual members, strike a line through the members name in the list below). This proxy confers on the proxy holders the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the Proxy Statement.


FOR all nominees           WITHHOLD             01 Dr. Dennis D. Keiser
listed to the right        AUTHORITY            02 Dr. Jacob D. Dustin
(except as marked    to vote for all nominees   03 Michael F. LaFleur
to the contrary)       listed to the right      04 William R. Myers
      [  ]                    [  ]              05 D. Lynn Smith

2. To approve the 2003 Stock Option Plan

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To ratify the selection of Balukoff, Lindstrom & Co., P.A. as the Company's independent auditors.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

In their discretion, the proxies are authorized to vote upon such other matters as come before the meeting.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, and administrators should sign in their official capacity, giving their title as such. Partnerships should sign in the partnership name by the authorized person(s).

The undersigned acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting, the Proxy Statement and Annual Report accompany the same, each dated November 6, 2002.

Date: November 6, 2002

                            SIGNATURE OF STOCKHOLDER

                            SIGNATURE IF HELD JOINTLY

                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                        THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, hereby revoking all prior proxies, hereby appoints Dr. Dennis
D. Keiser and Dr. Jacob D. Dustin and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of INTREPID TECHNOLOGY & RESOURCES, INC., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of INTREPID TECHNOLOGY & RESOURCES, INC., to be held on December 6, 2002, and at any adjournment(s) thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1-3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.